Exhibit 99.3
Aspen Insurance Holdings Limited October 29, 2009 Q3 2009 Earnings Conference Call AHL: NYSE

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing and uncertain impact of the current depressed credit environment, the banking crises and economic recessions in many of the countries in which we operate and of the measures being taken by governments to counter these issues; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in insurance and reinsurance market conditions that could adversely impact execution of the business plan; changes in our ability to exercise capital management or strategic initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; increased counterparty risk due to the impairment of financial institutions; changes in the total industry losses, or our share of total industry losses, resulting from past events such as Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law, any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investors Service ("Moody's"); changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2009 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; changes in government regulations or tax laws in jurisdictions where we conduct business; and Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; and the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2009. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. 2

AHL: NYSE Financial Highlights: Q3 2009 3 (US$ in millions, except per share data) (*) Note: See Aspen’s quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders’ equity in the Investor Relations section of Aspen’s website at www.aspen.bm Quarter Ended September 30 2009 2008 Change Gross Written Premiums 490.3 441.3 11.1% Net Written Premiums 462.1 403.8 14.4% Net Earned Premiums 470.9 434.2 8.5% Underwriting Income 92.5 (101.2) 191.4% Net Investment Income 58.9 19.3 205.2% Net Income after Tax 144.7 (126.1) 214.8% Financial Ratios: Loss Ratio 49.9% 95.2% Expense Ratio 30.4% 28.1% Combined Ratio 80.3% 123.3% Annualized Operating ROE* 19.2% (14.4%) Operating EPS* 1.40 (1.02) 237.3% Diluted Book Value per Share* 33.07 26.21 26.2%

AHL: NYSE Financial Highlights: Q3 2009 YTD Period Ended September 30 2009 2008 Change Gross Written Premiums 1,661.4 1,566.3 6.1% Net Written Premiums 1,453.4 1,429.4 1.7% Net Earned Premiums 1,346.8 1,223.1 10.1% Underwriting Income 215.1 4 2.9 401.4% Net Investment Income 190.3 128.9 47.6% Net Income after Tax 346.5 8 2.0 322.6% Financial Ratios: Loss Ratio 53.5% 66.1% Expense Ratio 30.5% 30.4% Combined Ratio 84.0% 96.5% Annualized Operating ROE* 17.7% 6.4% Operating EPS* 3 .72 1.28 190.6% Diluted Book Value per Share* 33.07 26.21 26.2% 4 (US$ in millions, except per share data) (*) Note: See Aspen’s quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders’ equity in the Investor Relations section of Aspen’s website at www.aspen.bm

Financial Highlights: Group Summary Q3 2009 5

Financial Highlights: Group Summary Q3 2009 YTD 6

AHL: NYSE Key Performance Metrics: Q3 2009 Revenues 434 62 (42) 471 59 -100 - 100 200 300 400 500 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $ms 2008 Q3 2009 Q3 7 Ratio Analysis 95 16 12 123 50 17 14 80 0 20 40 60 80 100 120 140 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2008 Q3 2009 Q3 * (*) Aspen redeemed Funds of Hedge Funds as at June 30, 2009

Key Performance Metrics: Q3 2009 YTD 8 * (*) Aspen redeemed Funds of Hedge Funds as at June 30, 2009

AHL: NYSE Results by Business Segment: Q3 2009 9 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. GWP 153 80 181 28 171 97 184 39 - 20 40 60 80 100 120 140 160 180 200 Property Re Casualty Re International Insurance U.S. Insurance $ms 2008 Q3 2009 Q3 Underwriting Income (64) 11 (31) (17) 59 14 19 1 -80 -60 -40 -20 0 20 40 60 80 Property Re Casualty Re International Insurance U.S. Insurance % 2008 Q3 2009 Q3 *

AHL: NYSE Results by Business Segment: Q3 2009 YTD GWP 508 319 639 101 572 342 617 130 - 100 200 300 400 500 600 700 Property Re Casualty Re International Insurance U.S. Insurance $ms 2008 YTD 2009 YTD 10 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. Underwriting Income 26 23 10 (16) 186 21 21 (13) -50 0 50 100 150 200 Property Re Casualty Re International Insurance U.S. Insurance % 2008 YTD 2009 YTD *

AHL: NYSE Financial Highlights: Total Investment Return — Q3 2009 11 62 (42) (56) (47) (85) 59 16 107 180 (2) (2) -120 -80 -40 - 40 80 120 160 200 Income From Fixed Term Investments and Cash Return on Funds of Hedge Funds* Realized Investment Gains/Losses Other Than Temporary Impairment Charges Movement in Unrealized Investment Gains/Losses Total Investment Return $ms 2008 Q3 2009 Q3 (*) Aspen redeemed Funds of Hedge Funds as at June 30, 2009

AHL: NYSE Financial Highlights: Total Investment Return — Q3 2009 YTD 12 177 (48) (56) (113) (40) 170 20 26 (20) 153 349 (1) -150 -100 -50 - 50 100 150 200 250 300 350 400 Income From Fixed Term Investments and Cash Return on Funds of Hedge Funds* Realized Investment Gains/Losses Other Than Temporary Impairment Charges Movement in Unrealized Investment Gains/Losses Total Investment Return $ms 2008 YTD 2009 YTD (*) Aspen redeemed Funds of Hedge Funds as at June 30, 2009

AHL: NYSE Aspen’s Modelled Worldwide Natural Catastrophe Exposures Source: Aspen analysis using RMS v8.0 occurrence exceedance probability as at 1 September 2009 Major Peril Zones, 100 Year Return Period as a Percentage Of Total Shareholders’ Major Peril Zones, 100 Year Return Period as a Percentage Of Total Shareholders’ EEqquuiittyy 1.8% 3.6% 9.0% 11.3% 11.4% 13.0% 0% 2% 4% 6% 8% 10% 12% 14% US Eastern EQ US Pacific NW EQ Japanese EQ & Typhoon European Wind California EQ US All Wind 13 Aspen’s Group Risk Tolerance for a 1-in-100 Year Event is 17.5% of Total Shareholders’ Equity

AHL: NYSE Growth in Book Value Per Share and ROE (*) Note: See Aspen’s quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders’ equity in the Investor Relations section of Aspen’s website at www.aspen.bm Diluted BVPS has increased 26.2% since September 30, 2008 Diluted BVPS has increased 26.2% since September 30, 2008 aanndd 1177..77%% ssiinnccee DDeecceemmbbeerr 3311,, 22000088 14 0 5 10 15 20 25 30 35 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $ Diluted BV Per Share -30% -20% -10% 0% 10% 20% 30% Annualized ROE% BVPS (LH Scale) Annualized ROE (RH Scale) 2006 2007 2008 2009

AHL: NYSE Fixed Income Portfolio by Asset Type (US$ in millions) As at September 30, 2009 15 73% of the Fixed Income Portfolio ‘AA’ 73% of the Fixed Income Portfolio ‘AA’ oorr BBeetttteerr,, TToottaall IInnvveesstteedd AAsssseettss AAvveerraaggee ''AAAA++’’ TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE: 6,606.9 Short-term Securities 431.6 6 14.3 Asset-backed securities 145.3 Corporate bonds 1,618.8 Cash and Cash Equivalents 948.8 4 14.4 962.9 148.5 25.9 4 50.2 Foreign corporates 569.0 - CMBS 189.6 Hedge Funds Receivable 16.3 - RMBS 4 8.5 Municipal bonds 22.8 Q3 2009 1 ,422.6 1,478.9 1,346.3 2 ,359.1 Q2 2009 1 ,410.4 1,448.8 1,399.6 2 ,095.6 Unsecured Credit Agency Debentures Agency Rated Mortgagebacked securities (GNMA, FNMA, FHLB) U.S. Government FDIC Guaranteed Corporate bonds Foreign governments Non-Agency Rated Mortgagebacked securities Cash, Short-Term Securites and FOHF Government/Agency Structured Securities Other Investments (Cartesian Iris)

2009 Guidance 16 Guidance February 5, 2009 Guidance April 30, 2009 Guidance July 30, 2009 Guidance October 29, 2009 Gross Written Premium $2 billion +- 5% $2 billion +- 5% $2 billion +- 5% $2 billion +- 5% % Premium Ceded 10% - 12% of GEP 10% - 12% of GEP 10% - 12% of GEP 10% - 12% of GEP Combined Ratio 90% - 96% 88% - 94% 88% - 94% 84% - 88% Tax Rate 13% to 16% 13% to 16% 13% to 16% 13% to 16% Cat-Load $170 million (Full Year assuming normal loss experience) $140 million (assuming normal loss experience) $105 million (assuming normal loss experience) $40 million (assuming normal loss experience)